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                                                                   Exhibit 10.87


                    ASSIGNMENT OF COMMERCIALIZATION AGREEMENT

      This is an Agreement, effective as of the 1st day of April, 1995 (the EFFECTIVE DATE), among Coulter Pharmaceutical, Inc., a corporation incorporated in the State of Delaware, with offices located at 550 California Avenue, Suite 200, Palo Alto, California 94306-1440 ("CPI"); Coulter Corporation, a corporation incorporated in the State of Delaware, with offices located at 11800 S.W. 147 Avenue, Miami, Florida 33196 ("COULTER"); and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan, with offices located at 3003 South State, Room 2071, Ann Arbor, Michigan 48109-1280 ("MICHIGAN"). CPI, COULTER and MICHIGAN agree as follows:

1.    BACKGROUND

1.1 MICHIGAN and COULTER have previously entered into a COMMERCIALIZATION AGREEMENT, attached hereto and incorporated herein as the Attachment, covering certain TECHNOLOGY and LICENSED PATENTS as therein defined.

1.2 COULTER wishes to assign all of its rights and obligations under the COMMERCIALIZATION AGREEMENT to CPI, and CPI wishes to accept such assignment. As required by the COMMERCIALIZATION AGREEMENT, and consistent with its mission of education and research, MICHIGAN wishes to consent to such assignment.

2.    ASSIGNMENT

2.1 COULTER hereby assigns all of its rights and obligations under the COMMERCIALIZATION AGREEMENT to CPI.

2.2 CPI hereby accepts this Assignment, all of the terms and conditions of the COMMERCIALIZATION AGREEMENT, and all of COULTER'S rights and obligations under the COMMERCIALIZATION AGREEMENT,

2.3   MICHIGAN hereby accepts this Assignment.

2.4 COULTER, CPI and MICHIGAN acknowledge that the parties to the COMMERCIALIZATION AGREEMENT henceforth are CPI and MICHIGAN. Obligations fully satisfied by COULTER, such as the license issue fee, shall be deemed performed by CPI.

2.5 COULTER'S rights and obligations under the COMMERCIALIZATION AGREEMENT shall be deemed to have been terminated in accordance Article 13, as if the COMMERCIALIZATION AGREEMENT had been voluntarily terminated by notice of COULTER according to Paragraph 13.4. If CPI thereafter terminates the COMMERCIALIZATION AGREEMENT for any reason under Paragraph 13.4, then MICHIGAN shall notify COULTER and COULTER shall be entitled, for 60 days following such notice, to assume the rights and obligations of CPI to the COMMERCIALIZATION AGREEMENT.
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      IN WITNESS WHEREOF, the PARTIES hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

COULTER PHARMACEUTICAL, INC.       THE REGENTS OF THE UNIVERSITY OF MICHIGAN

/s/ ARNOLD ORONSKY                 /s/ ROBERT L. ROBB
-------------------------------    --------------------------------------------
Title: CEO                         Title: Director, Technology Management Office




COULTER CORPORATION


 /s/ SUE VAN
-------------------------------------
Chief Financial Officer and Treasurer